                                                                  Exhibit 10.17

                        THIRD LOAN MODIFICATION AGREEMENT

     This Third Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of September 9, 2003, by and between SILICON VALLEY BANK, a California-Chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 9701 West Higgins Road, Suite 150, Rosemont, IL 60018 ("Bank") and KANBAY INTERNATIONAL, INC. (successor to Kanbay LLC), a Delaware Corporation ("Kanbay International"), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, IL 60018, KANBAY INCORPORATED, an Illinois Corporation ("Kanbay Inc."), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, IL 60018, KANBAY EUROPE LTD. a company formed under the laws of the United Kingdom ("Kanbay Europe"), with its principal place of business at Compass House, Vision Park, Histon, Cambridge, UK CBD 9AD, KANBAY AUSTRALIA PTY. LTD., a company formed under the laws of Australia ("Kanbay Australia"), with its principal place of business at 602 Whitehorse Road. Mitcham, Victoria 3132, Australia, MEGATEC PTY. LTD., a company formed under the laws of Australia ("Megatec"), with its principal place of business at 602 Whitehorse Road, Mitcham, Victoria 3132, Australia, and KANBAY HK LTD., a company formed under the laws of Hong Kong ("Kanbay HK"), with its principal place of business at 12th Floor Shiu Fung Hong Bldg., Suite 1201, 23 Wing Lok Street, Sheung Wun, Hong Kong (Kanbay International, Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec and Kanbay HK being sometimes herein called collectively the "Borrowers" and each individually a "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to loan arrangement dated as of April 19, 2000, evidenced by, among other documents, a certain Loan and Security Agreement dated as of April 19, 2000, between Kanbay LLC, a Delaware limited liability company ("Kanbay LLC"), Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec, Kanbay HK and Bank, as corrected and conformed by a certain Correction Agreement dated as of May 1, 2000, as amended by a certain Loan Modification Agreement dated as of March 30, 2001, and as further amended by a certain Loan Modification Agreement dated as of April 20, 2002 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATIONS TO LOAN AGREEMENT.

          1. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.1 thereof, entitled "Letters of Credit".

                         "Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed A/R Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances made under the Committed A/R Revolving Line, but the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $250,000.00."

                    and inserting in lieu thereof the following:

                         "Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed A/R Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances made under the

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                         Committed A/R Revolving Line, but the face amount of
                         outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $3,500,000.00."

               2. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.3 thereof, entitled "Revolving Line Interest Rates, Payments":

                         "Advances made under the Committed A/R Revolving Line accrue interest on the outstanding principal balance at a per annum rate of one percentage point above the Prime Rate."

                    and inserting in lieu thereof the following:

                         "Advances made under the Committed A/R Revolving Line accrue interest on the outstanding principal balance at a per annum rate equal to the aggregate of the Prime Rate, and one half of one percent (0.5%)."

               3. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

                         ""Committed A/R Revolving Line" is an aggregate Credit Extension of up to a total of $3,000,000.00.

                         "Prime Rate" is Bank's most recently announced "prime rate", even if it is not Bank's lowest rate.

                         "Revolving Maturity Date" is April 19, 2003."

                    and  inserting in lieu thereof the following:

                         ""Committed A/R Revolving Line" is an aggregate Credit Extension of up to a total of $7,500,000.00.

                         "Prime Rate" is the greater of: (a) 4.0% and
                         (b) Bank's most recently announced "prime rate", even if it is not Bank's lowest rate.

                         "Revolving Maturity Date" is April 30, 2004."


               4. Notwithstanding anything in the Loan Agreement to the contrary, Borrower shall deliver the financial statements required pursuant to Section 6.2(a)(i), as soon as available but no later than thirty (30) days after the last day of each: (a) quarter, and (b) month during which any Credit Extension is requested or outstanding.

               5. Notwithstanding anything in the Loan Agreement to the contrary, Borrower shall deliver the Compliance Certificate required pursuant to Section 6.2(c), within thirty (30) days after the last day of each: (a) quarter, and (b) month during which any Credit Extension is requested or outstanding.

               6. Notwithstanding anything in the Loan Agreement to the contrary, the Quick Ratio covenant set forth in
                    Section 6.7(a) and the EBITDA covenant set forth in Section 6.7(c) shall be tested as of the last day of each:
                    (a) quarter and (b) month during which any Credit Extension is requested or outstanding.

               7. Bank and Borrower agree that Committed Guaranteed Revolving Line has been terminated.

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     B.   WAIVERS.

          1. Bank hereby waives Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the financial reporting requirements set forth is Section 6.2(a)(i) thereof as of the months ending March 31, 2003, April 30, 2003, and May 30, 2003. Bank's waiver of Borrower's compliance of said affirmative covenant shall apply only to the foregoing specific periods.

4. FEES. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF STOCK PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Stock Pledge Agreement dated as of April 19, 2000 between Borrower and Bank, and acknowledges, confirms and agrees that said Stock Pledge Agreement shall remain in full force and effect.

6. ADDITIONAL COVENANTS. Borrower shall not, without providing the Bank with thirty (30) days subsequent written notice: (i) change its jurisdiction of organization, or (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change any organizational number (if any) assigned by its jurisdiction of organization.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

KANBAY INTERNATIONAL, INC.                   KANBAY AUSTRALIA PTY. LTD.


By: /s/ William Weissman                          By: /s/ William Weissman
   ------------------------------------               -------------------------
Name: William Weissman                            Name: William Weissman
     ----------------------------------                 -----------------------
Title: VP & CFO                                   Title: Director
      ---------------------------------                  ----------------------


KANBAY INCORPORATED                          MEGATEC PTY. LTD.


By: /s/ William Weissman                          By: /s/ William Weissman
    ------------------------------------              -------------------------
Name: William Weissman                            Name: William Weissman
     ----------------------------------                 -----------------------
Title: Director                                   Title: Director
      ---------------------------------                   ---------------------


KANBAY EUROPE LTD.                           KANBAY HK LTD.


By: /s/ William Weissman                          By: /s/ William Weissman
   ------------------------------------               -------------------------
Name: William Weissman                            Name: William Weissman
      ----------------------------------                -----------------------
Title: Director                                    Title: Director
       ---------------------------------                  ---------------------


BANK:

SILICON VALLEY BANK

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

CORPORATE RESOLUTIONS FOR
AMENDING LOAN ARRANGEMENT

William Weissman, being the Secretary of KANBAY INCORPORATED, a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois, CERTIFIES that the following resolutions were adopted

CHECK       []      at a duly called and conducted meeting of the Directors of
ONE                 said corporation held on ______________ at which a quorum
                    was present and voting throughout,

            [xx] by the unanimous consent of the Directors of said corporation, the originals of which consents having been placed with the records of meetings of Directors of said corporation,

and are in conformity with the Certificate of Incorporation and By-Laws of said corporation (each as amended to date) and that each of the following resolutions presently is in full force and effect without change:

AMENDMENT OF LOAN ARRANGEMENT

RESOLVED,   That this corporation amend its loan arrangements with Silicon
            Valley Bank (hereinafter, with any successor, the "Bank") in such manner as has been or is hereafter discussed and negotiated by and between the Bank on the one hand and any of the following, acting on behalf of this corporation, on the other:

Insert title, only, if
Persons to act on behalf of
corporation have titles.
Otherwise, insert names.

In connection with the foregoing, each of said officers and/or persons, acting as described above, is authorized to execute, seal, acknowledge, and deliver in the name of and on behalf of this corporation such instruments, documents, and papers which relate thereto as may be appropriate, each in such form and upon such terms as the officer(s) and/or person(s) so authorized determines, such execution and delivery to be conclusive of such officer'(s) and/or person'(s) authority so to act in the name of and on behalf of this corporation.

DELEGATION OF AUTHORITY

RESOLVED,   That any one of the officers and/or persons authorized by the foregoing Resolution, acting singly, may by written instrument furnished the Bank delegate to any other officer or person the same authority which is vested singly and individually by said
            Resolution in the person(s) or officer(s) so delegating authority, which written delegation shall be in such form as may be requested by the Bank and may be subject to such restrictions and limitations as may be indicated thereon.

CONTINUATION OF AUTHORITY

RESOLVED,   That all resolutions and delegations relative to the authority of any officer or person to act on behalf of this corporation shall remain in full force and effect until the Bank's receipt of written notice of the revocation or modification of such authority from the person signing below as the Secretary of this corporation or from that person whom the Bank reasonably believes to be authorized to act in this regard on behalf of this corporation.

RATIFICATION OF PRIOR TRANSACTIONS

RESOLVED,   That all action heretofore taken on behalf of this corporation and all instruments, documents, and papers heretofore executed in the name of and on behalf of this corporation concerning this corporation's relationship with the Bank be, and they hereby are, approved, adopted, and ratified. This corporation shall indemnify, defend, and hold the Bank harmless of and from any loss, liability, or damage the Bank may suffer or incur on account of this corporation's relationship with the Bank.

REVOCATION OF INCONSISTENT RESOLUTIONS

RESOLVED,   That any and all resolutions of this corporation which may be in conflict with any of the foregoing resolutions be, and they hereby are, revoked.

RESOLVED,   That the resolutions of this corporation's Directors concerning this corporation's relationship with and borrowing from Silicon
            Valley Bank (the "Bank"), with offices at One Newton Executive
            Park, Suite 200, 2221 Washington Street, Newton, Massachusetts, pursuant to which, among other things, this corporation may be granting the Bank a security interest or other collateral in and to, and/or mortgaging, all or any portion of the assets of this corporation, be, and said resolutions are hereby approved, adopted, and incorporated herein by reference.

                       PERSONS PRESENTLY AUTHORIZED TO ACT

I further CERTIFY that the following persons presently are authorized under the preceding Resolutions to act:

    NAME                          TITLE               SPECIMEN SIGNATURES
--------------------------------------------------------------------------------







     IN WITNESS WHEREOF, I have set my hand and the seal of this corporation on this 9th day of September, 2003.

     (Corporate Seal)                   /s/ William Weissman
                                        ----------------------------------------
                                        Secretary

                                        Print Name:  William Weissman
                                                   -----------------------------

     If the foregoing Resolutions confer authority upon the Secretary, this Certificate should be confirmed by another officer of the corporation.

                                        CONFIRMED:
                                                  ------------------------------

                                        Print Name:
                                                   -----------------------------

                                        Title:
                                              ----------------------------------

CORPORATE RESOLUTIONS FOR
AMENDING LOAN ARRANGEMENT

William Weissman, being the Secretary of KANBAY INTERNATIONAL, INC., a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, CERTIFIES that the following resolutions were adopted

CHECK       []      at a duly called and conducted meeting of the Directors of
ONE                 said corporation held on ______________ at which a quorum
                    was present and voting throughout,

            [xx] by the unanimous consent of the Directors of said corporation, the originals of which consents having been placed with the records of meetings of Directors of said corporation,

and are in conformity with the Certificate of Incorporation and By-Laws of said corporation (each as amended to date) and that each of the following resolutions presently is in full force and effect without change:

AMENDMENT OF LOAN ARRANGEMENT

RESOLVED,   That this corporation amend its loan arrangements with Silicon
            Valley Bank (hereinafter, with any successor, the "Bank") in such manner as has been or is hereafter discussed and negotiated by and between the Bank on the one hand and any of the following, acting on behalf of this corporation, on the other:

Insert title, only, if
Persons to act on behalf of
corporation have titles.
Otherwise, insert names.

In connection with the foregoing, each of said officers and/or persons, acting as described above, is authorized to execute, seal, acknowledge, and deliver in the name of and on behalf of this corporation such instruments, documents, and papers which relate thereto as may be appropriate, each in such form and upon such terms as the officer(s) and/or person(s) so authorized determines, such execution and delivery to be conclusive of such officer'(s) and/or person'(s) authority so to act in the name of and on behalf of this corporation.

DELEGATION OF AUTHORITY

RESOLVED,   That any one of the officers and/or persons authorized by the foregoing Resolution, acting singly, may by written instrument furnished the Bank delegate to any other officer or person the same authority which is vested singly and individually by said
            Resolution in the person(s) or officer(s) so delegating authority, which written delegation shall be in such form as may be requested by the Bank and may be subject to such restrictions and limitations as may be indicated thereon.

CONTINUATION OF AUTHORITY

RESOLVED,   That all resolutions and delegations relative to the authority of any officer or person to act on behalf of this corporation shall remain in full force and effect until the Bank's receipt of written notice of the revocation or modification of such authority from the person signing below as the Secretary of this corporation or from that person whom the Bank reasonably believes to be authorized to act in this regard on behalf of this corporation.

RATIFICATION OF PRIOR TRANSACTIONS

RESOLVED,   That all action heretofore taken on behalf of this corporation and all instruments, documents, and papers heretofore executed in the name of and on behalf of this corporation concerning this corporation's relationship with the Bank be, and they hereby are, approved, adopted, and ratified. This corporation shall indemnify, defend, and hold the Bank harmless of and from any loss, liability, or damage the Bank may suffer or incur on account of this corporation's relationship with the Bank.

REVOCATION OF INCONSISTENT RESOLUTIONS

RESOLVED,   That any and all resolutions of this corporation which may be in conflict with any of the foregoing resolutions be, and they hereby are, revoked.

RESOLVED,   That the resolutions of this corporation's Directors concerning this corporation's relationship with and borrowing from Silicon
            Valley Bank (the "Bank"), with offices at One Newton Executive
            Park, Suite 200, 2221 Washington Street, Newton, Massachusetts, pursuant to which, among other things, this corporation may be granting the Bank a security interest or other collateral in and to, and/or mortgaging, all or any portion of the assets of this corporation, be, and said resolutions are hereby approved, adopted, and incorporated herein by reference.

                       PERSONS PRESENTLY AUTHORIZED TO ACT

I further CERTIFY that the following persons presently are authorized under the preceding Resolutions to act:

    NAME                          TITLE               SPECIMEN SIGNATURES
--------------------------------------------------------------------------------







     IN WITNESS WHEREOF, I have set my hand and the seal of this corporation on this 9th day of September, 2003.

     (Corporate Seal)                   /s/ William Weissman
                                        ----------------------------------------
                                        Secretary

                                        Print Name:  William Weissman
                                                   -----------------------------

     If the foregoing Resolutions confer authority upon the Secretary, this Certificate should be confirmed by another officer of the corporation.

                                        CONFIRMED:
                                                  ------------------------------

                                        Print Name:
                                                   -----------------------------

                                        Title:
                                              ----------------------------------

                                       2